(Rockwood Fund, Inc. graphic here)

                         Prospectus Dated March 1, 1999

Rockwood Fund, Inc. seeks long term capital appreciation. This objective will be pursued through investment in common stocks. There is no assurance that the Fund will achieve its objective.

             Newspaper Listing Shares of the fund are sold at the net asset value per share as shown daily in the mutual fund section of newspapers nationwide under the heading "Rockwood."

This prospectus contains information you should know about the Fund before you invest. Please keep it for future reference.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.

                                    CONTENTS

INVESTMENT OBJECTIVE AND STRATEGY............................................-2-

MAIN RISKS...................................................................-2-

PAST PERFORMANCE.............................................................-3-

FEES AND EXPENSES OF THE FUND................................................-4-

MANAGEMENT...................................................................-5-

FINANCIAL HIGHLIGHTS.........................................................-6-

PURCHASING SHARES............................................................-7-

REDEEMING SHARES.............................................................-9-

ACCOUNT AND TRANSACTION POLICIES.............................................-9-

DISTRIBUTIONS AND TAXES.....................................................-10-

FOR MORE INFORMATION........................................................-12-

                      INVESTMENT OBJECTIVE AND STRATEGY

The Fund seeks long term capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity securities. Any income which the Fund earns is incidental to its objective of capital appreciation. The Fund will purchase primarily common stocks, which will be selected generally for their potential for long term capital appreciation and not dividend yield. Generally, the Fund will invest in the stocks of companies expected to achieve above-average growth, which may have small, medium and large capitalizations.

The Fund may, from time to time, under adverse market conditions and in a few other instances, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies, such as investing some or all of its assets in money market securities. When the Fund takes such temporary defensive positions, the Fund may not achieve its investment objective.

The Fund has adopted certain investment restrictions set forth in the Statement of Additional Information that are fundamental and may not be changed without shareholder approval. The Fund's other investment policies, including its investment objective, are not fundamental and may be changed by the Board of Directors without shareholder approval.

                                   MAIN RISKS

Market Risk. The risks associated with investing in the Fund are those related to fluctuations in the value of the Fund's portfolio. A potential risk in investing in stocks is that stock value will go up and down according to stock market movements and you could lose money. However, you also have the potential to make money. Also, investing in stocks involves a greater risk of loss of income than bonds because stocks may not pay dividends.

Small Capitalization Risk. The Fund may invest in companies that are small or thinly capitalized, and may have a limited operating history. A potential risk in investing in small-cap stocks is that small-cap stocks are likely more vulnerable than larger companies to adverse business or economic developments. During broad market downturns, Fund value may fall further than that of funds investing in larger companies. Full development of small-cap companies takes time, and for this reason the Fund should be considered a long term investment and not a vehicle for seeking short term profit.

Non-Diversification Risk. The Fund is non-diversified which means that more than 5% of the Fund's assets may be invested in the securities of one issuer. As a result, the Fund may hold a smaller number of issuers than if it were diversified. If this situation occurs, investing in the Fund could be more risky than investing in a fund that holds a broader range of securities because changes in the financial condition of a single issuer could cause greater fluctuation in the Fund's total return.

Lending. The Fund may lend portfolio securities to borrowers for a fee. Securities may only be lent if the Fund receives collateral equal to the market value of the assets lent. Some risk is involved if the borrowers suffer financial problems and are unable to return the assets lent.

Illiquid Securities. The Fund may invest up to 15% of its assets in illiquid securities. Some potential risks from investing in illiquid securities is that illiquid securities can be more difficult to value than more widely traded securities and the prices realized from the sales of illiquid securities may be less than if such securities were more widely traded.

Year 2000. The Fund could be adversely effected if computer systems used by Rockwood Advisers and the Fund's other service providers do not properly process and calculate date-related information on and after January 1, 2000. Rockwood Advisers is working to avoid these problems and to obtain assurances from other service providers that they are taking similar steps. There could be a negative impact on the Fund.

                                PAST PERFORMANCE

The bar chart provides some indiction of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The table compares the Fund's average annual returns for the 1, 5 and 10 year periods with those of the Russell 2000 Index, a small company index that is unmanaged and fully invested in common stocks. Both the bar chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is not necessarily an indication of future performance.

                                [GRAPHIC OMITTED]



        Best Quarter:                       24.77%
          1/96-3/96
        Worst Quarter:                     (19.47%)
          7/90-9/90

           Average annual total return for the periods ended 12/31/98


                               1 Year              5 Years            10 Years
                           .................  .................  ...............
       Rockwood Fund          (13.82%)              7.40%              6.10%
 .........................
    Russell 2000 Index         (2.57%)             11.87%              12.92%

                          FEES AND EXPENSES OF THE FUND

As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the following tables. Shareholder fees are paid out of your account. Annual fund operating expenses are paid out of Fund assets, so their effect is included in the share price.

                                Shareholder Fees
                    (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)...................................... NONE
Maximum Deferred Sales Charge (Load)..................................... NONE
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends................................................................ NONE
Redemption Fee within 30 days of purchase................................ 1.00%
Redemption Fee after 30 days of purchase................................. NONE
Exchange Fees............................................................ NONE

                         Annual fund operating expenses
(expenses that are deducted from fund assets)( as % of average daily net assets)

Management fees......................................................... 1.00%
Distribution and Service (12b-1) fees................................... 0.25%
Other expenses.......................................................... 8.02%
Total Annual Fund Operating Expenses.................................... 9.27%

With the waiver of management fees and reimbursement for other expenses, Management Fees, Other Expenses and Annual Fund Operating Expenses would have been 0%, 2.60% and 2.85%, respectively, of average net assets. Expense reimbursement and fee waivers are expected to continue but may be terminated at any time at the option of the Investment Manager.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds:

                                                                       One             Three             Five              Ten
                                                                      Year             Years             Years            Years
The example  assumes that you invest $10,000 in the Fund for the  time  periods  indicated  and then  redeem  all of your shares at the end of those periods. The Example also assumes that your  investment has a 5% return each year and that the fund's  operating  expenses  remain the same.  Although your actual  costs  may  be  higher  or  lower,  based  on  these
assumptions            your           costs            would
be:.........................................................        $  907           $2,607            $4,165            $7,513
                                                                 ------------     -------------     ------------      ------------

This example shows you what you could pay over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. All shares are sold at the end of each time period. This example is for comparison only. The Fund's actual return and expenses will be different.

                                   MANAGEMENT

Rockwood Advisers, Inc. is the investment manager of the Fund, providing day-to-day advice regarding portfolio transactions and is located at 11 Hanover Square, New York, New York 10005. Bassett S. Winmill, Chief Investment Officer of the investment manager, is the Fund's portfolio manager. Mr. Winmill has served as a portfolio manager of the Fund since February 2, 1999. He is a member of the New York Society of Security Analysts, the Association for Investment Management and Research and the International Society of Financial Analysts. Generally, the Fund pays the investment manager a management fee based on the average daily net assets of the Fund, at the annual rate of 1% on the first $200 million and declining thereafter as a percentage of average daily net assets. Voluntary reimbursements for the year ended October 31, 1998 and for the two months ended December 31, 1998, were $77, 131 and $15,416, respectively.

Investor Service Center, Inc. is the distributor of the Fund and services shareholder accounts. The Fund pays the distributor a distribution or 12b-1 fee in an amount of one-quarter of one percent per annum of the Fund's average daily net assets as compensation for distribution and service activities.

                              FINANCIAL HIGHLIGHTS

This table describes the Fund's performance for the past five years. In 1998, the fiscal year end changed to December 31. Previously, the fiscal year end was October 31. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The figures for the periods ended 1996 through 1998 were audited by Tait, Weller & Baker, the Fund's independent accountants, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. The Fund's financial statements for periods prior to 1996 were audited by other auditors whose reports thereon expressed unqualified opinions on those statements.



                                                Two Months Ended
                                                  December 31,                            Years Ended October 31,
                                              ....................  .........  ..........  ...........  ...........  ...........
                                                      1998             1998      1997         1996         1995         1994
--------------------------------------------- --------------------  ---------  ----------  -----------  -----------  -----------
PER SHARE DATA*
Net asset value at beginning of period               $15.67           $24.92    $24.24       $18.73       $16.61       $16.32
 ............................................. ....................  .........  ..........  ...........  ...........  ...........
Income from investment operations:
Net investment income (loss)                          (.04)           (.25)      (.59)       (.56)         (.31)       (.22)
Net Gains or Losses on Securities (both                .98            (7.20)     6.17         6.07         2.43          .51
realized and unrealized)
            Total from investment operations           .94            (7.45)     5.58         5.51         2.12          .29
--------------------------------------------- --------------------  ---------  ----------  -----------  -----------  -----------
Less distributions:
Distributions (from capital gains)                   (2.04)           (1.80)    (4.90)        .00           .00         .00
            Total distributions                      (2.04)           (1.80)    (4.90)        .00           .00         .00
 ............................................. ....................  .........  ..........  ...........  ...........  ...........
Net asset value,  end of period                      $14.57           $15.67    $24.92       $24.24       $18.73       $16.61
TOTAL RETURN                                          6.48%          (31.29%)   27.55%       29.42%       12.76%       1.78%
--------------------------------------------- --------------------  ---------  ----------  -----------  -----------  -----------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)              $548             $613     $1,771       $1,200        $774         $714
Ratio of expenses to average net assets(a)(b)        2.85%**          2.09%      2.81%       2.55%         2.30%       2.00%
Ratio of net income to average net assets(c)        (1.54%)**        (1.38%)    (2.65%)     (2.23%)       (1.77%)     (1.38%)
Portfolio turnover rate                                0%            207.02%    44.00%       42.48%       30.04%       18.26%

*           Per share net investment  loss and net realized and unrealized  gain on  investments  have been computed  including the average number of shares  outstanding.  These  computations had no effect on net asset value per share.
**          Annualized.
(a)         Ratio prior to  reimbursement  by the  manager  was  18.84%**,9.27%,
            10.47%,  4.44%,  3.00%, and 2.82%, for the two months ended December
            31, 1998 and the years ended October 31, 1998, 1997, 1996, 1995, and
            1994, respectively.
(b)         Ratio  after  custodian  fee  credits  was 1.97% for the year  ended
            October 31, 1998. There were no custodian fee credits for prior years.
(c)         Ratio prior to reimbursement by the manager was (17.53%)**, (8.56%),
            (10.31%),  (4.12%),  (2.47%),  and (2.20%) for the two months  ended
            December 31, 1998 and the years ended October 31, 1998,  1997, 1996,
            1995, and 1994, respectively.

                                                                            -7-

                                PURCHASING SHARES

Your price for Fund shares is the Fund's next calculation, after the order is placed, of net asset value (NAV) per share which is determined as of the close of regular trading on the New York Stock Exchange (currently, 4 p.m. eastern time) each day the exchange is open. The Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund's board.

Opening Your Account.

By check. Complete and sign the Account Application that accompanies this prospectus and mail it, along with your check made payable to Rockwood Fund, to Investor Service Center, Box 419789, Kansas City, MO 64141-6789 (see Minimum Investments below).

By wire. Telephone Investor Service Center toll-free at 1-888-ROCKWOOD, to give the name(s) under which the account is to be registered, tax identification number, the name of the bank sending the wire, and to be assigned a Rockwood Fund account number. You may then purchase shares by requesting your bank to transmit immediately available funds ("Federal funds") by wire to: United Missouri Bank NA, ABA #10-10-00695; for Account 98-7052-724-3; Rockwood Fund. Your account number and name(s) must be specified in the wire as they are to appear on the account registration. You should then enter your account number on your completed Account Application and promptly forward it to Investor Service Center, Box 419789, Kansas City, MO 64141-6789. This service is not available on days when the Federal Reserve wire system is closed (see Minimum Investments below).

                               Minimum Investments


                                              Initial              Subsequent
Regular account                               $1,000                  $100
Uniform Gifts/Transfers to
  Minors Act custody accounts                 $1,000                  $100
Traditional IRA                               $1,000                  $100
Roth IRA                                      $1,000                  $100
SEP-IRA                                       $1,000                  $100
SIMPLE IRA                                    $1,000                  $100
Rollover IRA                                  $1,000                  $100
403(b) plan                                   $1,000                  $100
Education IRA                                  $500                    N/A
Automatic Investment Program                   $100                   $100
------------------------------------  -----------------------  -----------------

Checks must be payable to Rockwood Fund in U.S. dollars. Third party checks cannot be accepted. You may be charged a fee for any check that does not clear.

IRAs and retirement accounts. For more information about the IRAs and retirement accounts listed above, please call Investor Service Center toll-free at 1-888-ROCKWOOD.

Automatic Investment Program. With the Automatic Investment Program, you can establish a convenient and affordable long term investment program through one or more of the plans explained below. Each plan is designed to facilitate an automatic monthly investment of $100 or more into your Fund account.


Bank Transfer Plan                            For making  automatic  investments
                                              from a designated  bank account.
 ................................................................................

Salary Investing Plan                         For  making  automatic investments
                                              through  a  payroll deduction.
 ................................................................................

Government Direct Deposit Plan                For  making  automatic investments
                                              from   your  federal   employment,
                                              Social  Security  or other regular
                                              federal government check.

The Fund reserves the right to redeem any account if participation in the program ends and the account's value is less than $1000.

For more information, or to request the necessary authorization form, please call Investor Service Center toll-free at 1-888-ROCKWOOD. You may modify or terminate the Bank Transfer Plan at any time by written notice received 10 days prior to the scheduled investment date. To modify or terminate the Salary Investing Plan or Government Direct Deposit Plan, you should contact your employer or the appropriate U.S. Government agency, respectively.

Adding to Your Account.

By check. Complete a Rockwood FastDeposit form and mail it, along with your check, made payable to Rockwood Fund, to Investor Service Center, Box 419789, Kansas City, MO 64141-6789 (see Minimum Investments above). If you do not use that form, include a letter indicating the account number to which the subsequent investment is to be credited, and the name of the registered owner.

By Electronic Funds Transfer (EFT). Telephone Investor Service Center toll-free at 1-888- ROCKWOOD. The bank you designate on your Account Application or Authorization Form will be contacted to arrange for the EFT, which is done through the Automated Clearing House system, to your Fund account. Requests received by 4 p.m., eastern time, will ordinarily be credited to your Fund account within two business days. Your designated bank must be an Automated Clearing House member and any subsequent changes in bank account information must be submitted in writing with a voided check (see Minimum Investments above).

By wire. Subsequent investments by wire may be made at any time without having to call Investor Service Center by simply following the same wiring procedures above (see Minimum Investments above).

                                REDEEMING SHARES

Generally, you may redeem by any of the methods explained below. Requests for redemption should include the following information:

            o name of the registered  owner(s) of the account
            o account number
            o Fund name
            o amount you want to sell
            o  recipient's  name and address or wire information

In some instances, a signature guarantee may be required.

By mail. Write to Investor Service Center, Box 419789, Kansas City, MO 64141-6789, and request the specific amount to be redeemed. The request must be signed by the registered owner(s).

By telephone. Telephone Investor Service Center toll-free at 1-888-ROCKWOOD, to expedite redemption of Fund shares.

By EFT. Telephone Investor Service Center toll-free at 1-888-ROCKWOOD and request the specific amount to be redeemed through EFT. You may redeem as little as $250 worth of shares by requesting EFT service. EFT proceeds are ordinarily available in your bank account within two business days.

By wire. Telephone Investor Service Center toll-free at 1-888-ROCKWOOD and request the specific amount to be redeemed by wire.

Systematic Withdrawal Plan. If your shares have a value of at least $20,000 you may elect automatic withdrawals from your Fund account, subject to a minimum withdrawal of $100. All dividends and distributions are reinvested in the Fund.

                        ACCOUNT AND TRANSACTION POLICIES

Order execution. Orders to buy and sell shares are executed at the next NAV calculated after the order has been accepted. Orders received on Fund business days by 4 p.m., eastern time, will be redeemed from your account that day. Orders received after 4 p.m., eastern time, will be redeemed from your account on the next Fund business day.

Redemption fee. The Fund is designed as a long term investment, and short term trading is discouraged. Accordingly, if shares of the Fund held for 30 days or less are redeemed or exchanged, the Fund will deduct a redemption fee equal to one percent of the NAV of shares redeemed or exchanged.

Redemption payment. Payment for shares redeemed will ordinarily be made within seven days after receipt of the redemption request in proper form.

Accounts with below-minimum balances. If your account balance falls below $500 as a result of selling shares and not because of market action, the Fund reserves the right, upon 45 days' notice, to close your account or request that you buy more shares.

Telephone privileges. The Fund accepts telephone orders from all shareholders and guards against fraud by following reasonable precautions such as requiring personal identification before carrying out shareholder requests. You could be responsible for any loss caused by an order which later proves to be fraudulent.

Assignment. Fund shares may be transferred to another owner. Instructions are available from Investor Service Center by calling toll-free at 1-888-ROCKWOOD.

                             DISTRIBUTIONS AND TAXES

Distributions. The Fund pays its shareholders dividends from its net investment income, and distributes any net capital gains that it has realized. Each of these distributions is paid out once a year. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise by calling Investor Service Center toll-free at 1-888-ROCKWOOD.

Taxes. Generally, you will be taxed when you sell shares, exchange shares and receive distributions (whether reinvested or taken in cash). Typically, your tax treatment will be as follows:



Transaction                                              Tax treatment
-----------                                              ---------------
Income dividends........................................ Ordinary income
Short-term capital gains distributions.................. Ordinary income
Long-term capital gains distributions................... Capital gains
Sales or exchanges of shares held for
     more than one year................................. Capital gains or losses
Sales or exchanges of shares held for
     one year or less................................... Gains are treated as ordinary income; losses
                                                         are subject to special
                                                         rules

Because long-term capital gains distributions are taxable as capital gains regardless of how long you have owned your shares, you may want to avoid making a substantial investment when the Fund is about to declare a long-term capital gains distribution.

Each January, the Fund issues tax information on its distributions for the previous year.

Any investor for whom the Fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

Because everyone's tax situation is unique, please consult your tax professional about your investment.

                 FOR MORE INFORMATION about Rockwood Fund, Inc.

For investors who want more information on the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports. Contains performance data, lists portfolio holdings and contains a letter from the Fund's manager discussing recent market conditions, economic trends and Fund strategies that significantly affected the Fund's performance during the last fiscal year.

Statement of Additional Information (SAI). Provides a fuller technical and legal description of the Fund's policies, investment restrictions, and business structure. A current SAI is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference (is legally considered part of this prospectus).

To Obtain Information

By telephone
Call 1-888-ROCKWOOD

By mail  write to:
Rockwood Fund, Inc.
11 Hanover Square
New York, NY 10005

By e-mail  write to:
info@mutualfunds.net

On the Internet  Fund documents
can be viewed online or downloaded from:
SEC http://www.sec.gov
Rockwood  http://www.mutualfunds.net

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009. The Fund's Investment Company Act file number is 811-04534.